UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7456

Name of Fund:  Senior High Income Portfolio, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Senior High Income Portfolio, Inc., 800 Scudders Mill Road,
   Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
   Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 02/29/04

Date of reporting period: 03/01/04 - 08/31/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Senior High
Income
Portfolio, Inc.


Semi-Annual Report
August 31, 2004



Senior High Income Portfolio, Inc. seeks to provide shareholders with as high a level of current income as is consistent with its investment policies and prudent investment management by investing principally in senior debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately placed and publicly offered corporate bonds and notes. The Fund invests primarily in debt obligations that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt investments of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Senior High Income Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011



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To sign up today, go to www.icsdelivery.com/live.



Senior High Income Portfolio, Inc.



The Benefits and Risks of Leveraging


Senior High Income Portfolio, Inc. (the "Fund") utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004



A Letter From the President


Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% - still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. Nevertheless, for the six-month and 12-month periods ended August 31, 2004, fixed income markets provided positive results. For example, the Lehman Brothers Aggregate Bond Index returned +1.15% and +6.13%; the Credit Suisse First Boston High Yield Index returned +3.42% and +14.68%; and the Citigroup Mortgage Index returned +1.79% and +6.07% for the six-month and 12-month periods, respectively.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004



A Discussion With Your Portfolio Manager


The Portfolio provided positive returns for the period, outperforming its blended benchmark due to an overweight position in high yield bonds and our ample use of leverage.


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended August 31, 2004, the Common Stock of Senior High Income Portfolio, Inc. had net annualized yields of 8.88% and 9.23%, based on a period-end per share net asset value of $6.10 and a per share market price of $5.87, respectively, and $0.273 per share income dividends. Over the same period, the total investment return on the Portfolio's Common Stock was +4.84%, based on a beginning and ending net asset value of $6.10, and assuming reinvestment of $0.276 per share ordinary income dividends. The Portfolio's benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield Index and the CSFB Leveraged Loan Index, returned +2.85% for the same period.

For a description of the Portfolio's total investment return based on a change in the per share market value of the Portfolio's Common Stock (as measured by the trading price of the Portfolio's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Portfolio's shares may trade in the secondary market at a premium or discount to the Portfolio's net asset value. As a result, total investment returns based on changes in the market value of the Portfolio's Common Stock can vary significantly from total investment returns based on changes in the Portfolio's net asset value.

The rate of high yield bond issuance has kept pace with that of 2003, with high yield proceeds of $66 billion in the first half of 2004 versus $68 billion in the first half of 2003. As in 2003, this year's issuance has consisted primarily of refinancing activity (75%), as corporate treasurers capitalized on the relatively low interest rate environment. During this period, there was a troublesome trend whereby companies were issuing zero-coupon debt at the holding company to finance dividends to equity sponsors. This activity had a "double-barreled" impact on leverage - increasing debt while decreasing equity - and often stretched credit parameters beyond reasonable limits. However, the market eventually pushed back and we have seen this trend subside. Nevertheless, the high yield market's risk appetite has been steadily increasing. The percentage of transactions rated B or lower has risen from 45% in 2001 to 54% in 2002, 63% in 2003 and 68% in the first half of 2004. This trend may persist as the forecast default rate continues to decline. Moody's Investors Service is predicting a 2004 default rate of 2.3%, compared to 4.13% in 2003.

Technicals in the leveraged bank loan market were similar to those of the high yield market. Refinancing accounted for 81% of bank loan issuance in the first half of 2004, while investor demand for bank loans soared. The resulting supply/demand imbalance prompted tighter spreads, smaller allocations and transaction upsizing. For example, the average spread on B-rated loans compressed from 350 basis points (3.5%) in September 2003 to 291 basis points in August 2004.


What were the reasons for the Portfolio's outperformance of its benchmark?

The Portfolio's outperformance was driven primarily by our overweight position in high yield bonds. We rebalanced the Portfolio toward fixed rate investments after the events of September 11, 2001, as the Federal Reserve Board (the Fed) cut the Federal Funds rate from 3.5% to 1.0% by June 2003. The interest rate cuts had dramatically reduced the yield on the LIBOR-based bank loan component of the portfolio. (LIBOR refers to the London Interbank Offer Rate. The three-month LIBOR is the base upon which nearly all our bank loans and floating rate notes are set.)

Also contributing to the Portfolio's outperformance was our ample use of the permissible leverage lines. We use commercial paper-based borrowings for leverage up to 33% of the Portfolio's total assets. The average amount of Portfolio leverage during the six-month period was 27.8%. (For a complete discussion of the benefits and risk of leverage, refer to page 2 of this report to shareholders.)

Top-performing portfolio holdings during the past six months included Mission Energy Holding Company, Highland Legacy Limited Co. and GEO Specialty Chemicals Inc. In Mission Energy, the Portfolio holds $6.5 million in bonds with a 13.5% coupon. The bonds, which are due on July 15, 2008, appreciated in price from 103 to 123 during the period. The company is selling a portfolio of international assets and has received much higher-than-expected bids. This has led to speculation that the company will tender for this issue somewhere in the high 120s range.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004



Regarding Highland Legacy, our $4 million investment in this collateralized debt obligation continued to rally during the period from 55 to 75. This price action reflects the favorable impact of the high yield rally on the portfolio's valuation.

Our $3.6 million bond position in GEO appreciated from 30 to 50 during the period. GEO, which filed for bankruptcy in March 2004, has a portfolio of niche businesses that supply functional chemicals to the industrial water treatment, paints and coatings, construction and electronics markets. During the past several months, all of the market segments in which the company operated benefited from a strong U.S. economy.

Investments that detracted from results during the period included Telewest Global, Inc., Advanced Accessory Systems and Calpine Corporation. Our $7.9 million bond position in Telewest, which was priced at 64.5 on March 1, 2004, was converted into equity through a U.K. court reorganization. Our August 31, 2004 equity value equates to a price of about 47 on the bond position. We suspect that this is due to technical pressures arising from bondholders liquidating their equity positions. Telewest management continues to make significant operating progress.

The Portfolio's $7.5 million bond investment in automotive supplier Advanced Accessory Systems declined in price from 106 to 95 during the period. The company's prospects continue to be impaired by its higher steel costs and pricing concession demands from the original equipment manufacturers.

The Portfolio owns $4 million in bank debt and $3 million in bonds of merchant power company Calpine. During the period, the prices of both securities were volatile, but ultimately declined about 10 points. Calpine's electrical generation capacity consists of gas turbines. The company continues to feel the impact of a low-spark spread environment (that is, high natural gas prices and soft wholesale electrical prices), coupled with the higher operating expenses associated with a larger plant fleet. As Calpine has now almost completed it expansion program, forward funding requirements will subside. In the meantime, we believe the company's liquidity is sufficient to see it through an eventual recovery in market prices.


What changes were made to the Portfolio during the period?

We continued to reposition the Portfolio during the period, shifting to an allocation of 60% fixed rate and 40% floating rate investments. This compared to a composition of 80% fixed rate and 20% floating rate last year. Given the robust demand for bank loans, allocations were usually a small percentage of our original order. To achieve our 60% fixed/40% floating rate target, we purchased
$33 million in floating rate notes during the six-month period.

We continue to believe that the downside risk associated with rising interest rates outweighs the benefits we may see from a bond rally. At period-end, the Fed had already initiated two interest rate hikes of 25 basis points. There was a third quarter-point increase in September, bringing the target short-term interest rate to 1.75%. This, and the prospect of additional interest rate hikes, served to raise the three-month LIBOR rate from 1.12% at August 31, 2003, to 1.80% at August 31, 2004.


How would you characterize the Portfolio's position at the close of the period?

We would characterize our position at period-end as defensive while still focused on maintaining the Portfolio's attractive yield. We also continue to be cautious and selective in adding new positions, and intend to maintain our use of leverage within a target range of 25%-30% of total assets.


Kevin J. Booth
Vice President and Portfolio Manager

September 22, 2004



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004



Portfolio Information


As of August 31, 2004

                                               Percent of
Ten Largest Bank Loan Holdings                 Net Assets

Wellman, Inc., First Lien Term, 8.75%
   due 2/04/2009                                   2.4%
Charter Communications, Term B, 4.92%
   due 4/27/2011                                   2.3
Sealy Mattress Company, Term, 5.972%
   due 4/06/2013                                   1.8
TransWestern Publishing Company, LLC,
   Term B, 3.875% due 2/25/2011                    1.7
The Goodyear Tire & Rubber Company, Term,
   6.059% due 3/31/2006                            1.5
American Safety Razor Company, Term B,
   4.95% due 4/01/2011                             1.5
High Voltage Engineering Corporation, Term A,
   8.68% due 7/31/2006                             1.5
Century Cable Holdings LLC, Term, 6.50%
   due 6/30/2009                                   1.4
Insight Midwest Holdings, LLC, Term B,
   3.937% due 12/31/2009                           1.2
Polymer Group, Inc., First Lien Term, 4.84%
   due 4/01/2010                                   1.2



                                               Percent of
Five Largest Industries*                       Net Assets

Chemicals                                         20.3%
Cable--U.S.                                       13.4
Utilities                                          9.1
Packaging                                          7.8
Automotive                                         7.2

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Quality Ratings by S&P/Moody's                Investments

AAA/Aaa                                            0.1%
BB/Ba                                             18.9
B/B                                               66.9
CCC/Caa                                            6.7
CC/Ca                                              0.1
C/C                                                0.4
D/D                                                0.2
NR (Not Rated)                                     3.6
Other*                                             3.1

*Includes portfolio holdings in common stocks, preferred stocks, other interests, warrants and short-term investments.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Schedule of Investments

                S&P       Moody's    Face
Industry++      Ratings   Ratings  Amount    Corporate Debt Obligations                                            Value
Aerospace &                                  The Titan Corporation:
Defense--2.1%   B         B2    $1,000,000      8% due 5/15/2011                                              $   1,032,500
                BB-       Ba3    2,992,366      Term B, due 6/30/2009++++                                         3,006,706
                B         B2     2,960,000   Vought Aircraft Industries, Inc., 8% due 7/15/2011                   2,937,800
                                                                                                              -------------
                                                                                                                  6,977,006

Airlines--0.2%  CCC-      Ca       900,000   Evergreen International Aviation, Inc., 12% due 5/15/2010              531,000

Automotive--    B-        B2     3,184,000   Accuride Corporation, Term B, due 6/30/2007++++                      3,262,607
7.2%            CCC+      B3     7,550,000   Advanced Accessory Systems, 10.75% due 6/15/2011                     7,172,500
                NR*       NR*    5,000,000   The Goodyear Tire & Rubber Company, Term, due 3/31/2006++++          5,065,625
                B         Caa1   1,800,000   Metaldyne Corporation, 11% due 6/15/2012                             1,566,000
                B+        B1     1,436,719   NFIL Holdings Inc., Term B, due 2/27/2010++++                        1,456,025
                B-        B1     1,350,000   Remy International, Inc., 5.60% due 4/15/2009 (d)                    1,370,250
                                             Tenneco Automotive Inc.:
                B-        B3     1,875,000      11.625% due 10/15/2009                                            2,001,563
                B-        B2       475,000      10.25% due 7/15/2013                                                549,813
                B         B1     1,235,172      Tranche B, due 12/12/2010++++                                     1,258,332
                B         B1       558,621      Tranche B-1, Credit Link, due 12/12/2010++++                        570,142
                                             Venture Holdings Company LLC (g):
                NR*       NR*    3,325,000      9.50% due 7/01/2005                                                 133,000
                NR*       NR*      700,000      12% due 6/01/2009                                                       875
                                                                                                              -------------
                                                                                                                 24,406,732

Broadcasting--  CCC       B3     3,000,000   Granite Broadcasting Corporation, 9.75% due12/01/2010                2,827,500
0.8%

Cable--         B         B3     4,650,000   Kabel Deutschland GmbH, 10.625% due 7/01/2014 (b)                    4,766,250
International--                              NTL Cable PLC (b):
2.2%            B-        B3     2,350,000      6.61% due 10/15/2012 (d)                                          2,397,000
                B-        B3       350,000      8.75% due 4/15/2014                                                 364,000
                                                                                                              -------------
                                                                                                                  7,527,250

Cable--U.S.--   BB-       B1     1,800,000   CSC Holdings, Inc., 7.25% due 7/15/2008                              1,872,000
13.4%                                        Century Cable Holdings, LLC:++++
                NR*       Caa1   3,000,000      Discretionary Term, due 12/31/2009                                2,925,624
                NR*       NR*    5,000,000      Term, due 6/30/2009                                               4,885,270
                                             Charter Communications Holdings, LLC:
                CCC-      Ca     1,750,000      10% due 4/01/2009                                                 1,443,750
                CCC-      Ca     1,000,000      11.75%** due 1/15/2010                                              805,000
                CCC-      Ca     2,000,000      11.125% due 1/15/2011                                             1,670,000
                CCC-      Ca     1,500,000      9.92% due 4/01/2011                                               1,185,000
                CCC-      Ca     1,000,000      10% due 5/15/2011                                                   790,000
                B         B2     8,000,000   Charter Communications, Term B, due 4/27/2011++++                    7,905,832
                                             Inmarsat Investments Limited:++++
                BB-       Ba3    2,500,000      Term B, due 1/23/2017                                             2,512,265
                NR*       NR*    2,500,000      Term C, due 1/23/2012                                             2,521,640
                BB+       Ba3    3,980,000   Insight Midwest Holdings, LLC, Term B, due 12/31/2009++++            4,042,498
                NR*       NR*    2,363,981   Mallard Cablevision LLC & Sun Tel Communications, Term B,
                                             due 9/30/2008++++ (g)                                                   23,640
                B+        B2     3,000,000   Mediacom Broadband LLC, 11% due 7/15/2013                            3,247,500
                D         B2     4,000,000   Olympus Cable Holdings LLC, Term B, due 9/30/2010++++                3,910,000
                NR*       NR*      550,040   Pegasus Media & Communications, Inc., Term, due 4/30/2005++++          550,814
                CCC+      B3     5,250,000   Rainbow National Services LLC, 8.75% due 9/01/2012 (b)               5,394,375
                                                                                                              -------------
                                                                                                                 45,685,208


SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Schedule of Investments (continued)

                S&P       Moody's    Face
Industry++      Ratings   Ratings  Amount    Corporate Debt Obligations                                            Value
Chemicals--     B+        B1    $3,000,000   Arteva Specialties Sarl, 9.25% due 5/01/2012 (b)                  $  3,195,000
20.3%           B-        B3       875,000   BCP Caylux Holdings Luxembourg SCA, 9.625% due 6/15/2014 (b)           939,531
                B-        B3     2,250,000   Compass Minerals International, Inc., 12%** due 6/01/2013            1,755,000
                                             Crompton Corporation (b):
                B         B1     3,000,000      7.67% due 8/01/2010 (d)                                           3,067,500
                B         B1     3,000,000      9.875% due 8/01/2012                                              3,120,000
                D         C      3,600,000   GEO Specialty Chemicals, Inc., 10.125% due 8/01/2008 (g)             1,800,000
                                             Huntsman International LLC:
                B-        B3     1,000,000      9.875% due 3/01/2009                                              1,080,000
                CCC+      Caa1   2,000,000      10.125% due 7/01/2009                                             2,060,000
                B         B1     2,000,000      Term, due 12/31/2010++++                                          2,030,000
                B+        B2     1,750,000   ISP Holdings, Inc., 10.625% due 12/15/2009                           1,925,000
                B         B3       925,000   KRATON Polymers LLC, 8.125% due 1/15/2014 (b)                          915,750
                B         B2     2,500,000   Koppers Inc., 9.875% due 10/15/2013                                  2,750,000
                BB        Ba3    2,500,000   KoSa B/INVISTA, Term due 4/29/2011++++                               2,515,625
                B+        B1     1,650,000   Lyondell Chemical Company, 11.125% due 7/15/2012                     1,876,875
                B+        B1     1,350,000   Lyondell Chemical Worldwide, Inc., 9.80% due 2/01/2020               1,363,500
                BB-       B1     1,200,000   Millennium America Inc., 7.625% due 11/15/2026                       1,086,000
                BB-       B2     5,350,000   Omnova Solutions Inc., 11.25% due 6/01/2010                          5,885,000
                NR*       NR*    1,671,088   Pinnacle Polymers Term, due 12/15/2006++++                           1,692,059
                NR*       NR*    2,500,000   Pioneer Companies, Inc., 5.086% due 12/31/2006 (d)                   2,362,500
                B+        B2     4,000,000   Polymer Group, Inc., First Lien Term, due 4/01/2010++++              4,029,168
                B+        B3     6,375,000   PolyOne Corporation, 10.625% due 5/15/2010                           6,932,812
                                             Rockwood Specialties Group, Inc.:
                B-        B3     1,825,000      10.625% due 5/15/2011                                             1,989,250
                B+        B1     1,600,000      Term B, due 7/30/2012++++                                         1,613,286
                                             Terra Industries:
                B+        B3     2,500,000      12.875% due 10/15/2008                                            3,075,000
                B-        Caa1   1,250,000      11.50% due 6/01/2010                                              1,393,750
                B-        B3       400,000   United Agri Products, Inc., 8.25% due 12/15/2011 (b)                   432,000
                BB-       B1     8,000,000   Wellman, Inc., First Lien Term, due 2/04/2009++++                    8,140,000
                                                                                                              -------------
                                                                                                                 69,024,606

Consumer        B+        B1     6,000,000   Sealy Mattress Company, Term, due 4/06/2013++++                      6,135,000
Durables--2.8%                               Simmons Company:
                B-        Caa1     450,000      7.875% due 1/15/2014                                                463,500
                B+        B3     3,000,000      Term B, due 6/19/2011++++                                         3,027,657
                                                                                                              -------------
                                                                                                                  9,626,157

Consumer        B         B2     4,987,500   American Safety Razor Company, Term B, due 4/01/2011++++             5,049,844
Non-Durables--  B+        Ba3    1,675,000   Chattem, Inc., 4.79% due 3/01/2010 (d)                               1,721,063
4.0%            B-        Caa1   1,000,000   General Binding Corporation, 9.375% due 6/01/2008                    1,022,500
                B         B3     1,975,000   Hines Nurseries, Inc., 10.25% due 10/01/2011                         2,073,750
                B+        B2     2,125,000   North Atlantic Trading Company, Inc., 9.25% due 3/01/2012            2,071,875
                B+        B1     1,492,500   Solo Cup Company, Term, due 2/27/2011++++                            1,509,601
                                                                                                              -------------
                                                                                                                 13,448,633

Diversified     B         B3       325,000   Houghton Mifflin Company, 9.875% due 2/01/2013                         339,219
Media--2.4%                                  TransWestern Publishing Company, LLC:++++
                B         B2     2,000,000      Term, due 4/30/2009                                               2,018,334
                BB-       B1     5,730,000      Term B, due 2/25/2011                                             5,778,350
                                                                                                              -------------
                                                                                                                  8,135,903


SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Schedule of Investments (continued)

                S&P       Moody's    Face
Industry++      Ratings   Ratings  Amount    Corporate Debt Obligations                                            Value
Energy--        CCC+      Caa1  $1,000,000   Continental Resources, Inc., 10.25% due 8/01/2008                $   1,033,750
Exploration &                                Quest Cherokee, LLC:++++
Production--    B         B2       222,222      Revolving Credit, due 7/25/2010                                     223,889
0.9%            B         B2     1,777,778      Term B, due 7/25/2010                                             1,791,111
                                                                                                              -------------
                                                                                                                  3,048,750

Energy--Other--                              Dresser, Inc.:
3.8%            B         B2     1,000,000      9.375% due 4/15/2011                                              1,075,000
                BB-       Ba3    1,250,000      Term, due 2/25/2010++++                                           1,281,250
                BB-       Ba3      736,934      Term B, due 4/10/2009++++                                           748,103
                NR*       Caa3   1,035,000   Energy Corporation of America, 9.50% due 5/15/2007                     983,250
                B-        NR*    3,656,000   Giant Industries, Inc., 11% due 5/15/2012                            4,140,420
                                             Star Gas Partners, LP:
                B         B3     2,750,000      10.25% due 2/15/2013                                              2,970,000
                B         B3     1,750,000      10.25% due 2/15/2013 (b)                                          1,890,000
                                                                                                              -------------
                                                                                                                 13,088,023

Financial--2.6% NR*       Ba3    4,000,000   Highland Legacy Limited Co., 7.429% due 6/01/2011 (b)(d)             3,000,000
                D         NR*      500,000   Investcorp SA, 7.54%, due 10/21/2008                                   499,173
                NR*       Ca     1,138,809   Pennant CBO Limited, 13.43% due 3/14/2011 (b)                          569,404
                B         B3     3,925,000   Refco Finance Holdings LLC, 9% due 8/01/2012 (b)                     4,062,375
                                             SKM-Libertyview CBO I Limited (b)(g):
                NR*       Ca     1,500,000      8.71% due 4/10/2011                                                 675,000
                NR*       C      1,000,000      11.91% due 4/10/2011                                                 80,000
                                                                                                              -------------
                                                                                                                  8,885,952

Food/Tobacco--                               Atkins Nutritionals, Inc.:++++
6.0%            B+        B2     1,447,500      First Lien, due 11/26/2009                                        1,288,275
                B+        B2     1,500,000      Second Lien Term, due 11/26/2009                                  1,295,000
                                             Commonwealth Brands, Inc. (b):
                B-        B2     2,250,000      9.75% due 4/15/2008                                               2,379,375
                B-        B3     2,825,000      10.625% due 9/01/2008                                             2,987,437
                B+        B2     1,800,000   Dole Food Company, Inc., 8.875% due 3/15/2011                        1,926,000
                BB-       B1     1,880,411   Dr Pepper Bottling, Term B, due 12/19/2010++++                       1,901,859
                B-        B2     2,200,000   Gold Kist Inc., 10.25% due 3/15/2014 (b)                             2,420,000
                B+        B1     1,246,875   Luigino's, Inc., Term, due 4/02/2011++++                             1,259,344
                B-        B3     3,000,000   Merisant Company, 9.50% due 7/15/2013 (b)                            3,000,000
                B-        B1     2,000,000   Pierre Foods, Inc., Term B, due 6/30/2010++++                        2,016,250
                                                                                                              -------------
                                                                                                                 20,473,540

Gaming--2.2%    B         B2     2,000,000   Jacobs Entertainment, Inc., 11.875% due 2/01/2009                    2,245,000
                B         B2       925,000   The Majestic Star Casino, LLC, 9.50% due 10/15/2010                    945,812
                B+        B2     1,632,046   Marina District Finance Co., Term B, due 5/31/2007++++               1,641,226
                CCC+      Caa1     311,000   Pinnacle Entertainment, Inc., 9.25% due 2/15/2007 (b)                  319,941
                B-        B2     2,000,000   Venetian Casino Resort, LLC, 11% due 6/15/2010                       2,277,500
                                                                                                              -------------
                                                                                                                  7,429,479

Health Care--   B+        B1     1,717,234   MedPointe Inc., Term B, due 9/30/2008++++                            1,724,211
3.9%            BB-       Ba3    2,375,000   Orthofix International NV, Term B, due 12/15/2008++++                2,400,978
                B-        B3     3,000,000   Tenet Healthcare Corporation, 7.375% due 2/01/2013                   2,775,000
                                             VWR International, Inc.:
                B         B3       700,000      8% due 4/15/2014 (b)                                                722,750
                B+        B1     3,661,334      Term B, due 4/07/2011++++                                         3,720,373
                CCC+      B3     1,675,000   Vanguard Health Systems, Inc., 9.75% due 8/01/2011                   1,943,000
                                                                                                              -------------
                                                                                                                 13,286,312


SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Schedule of Investments (continued)

                S&P       Moody's    Face
Industry++      Ratings   Ratings  Amount    Corporate Debt Obligations                                            Value
Housing--0.9%   NR*       NR*   $  226,860   Formica Corporation, 7.86% due 6/10/2011                         $     215,517
                BB        Ba1    2,000,000   Lone Star Industries Inc., 8.85% due 6/15/2005 (b)                   2,058,076
                B-        B3       700,000   U.S. Concrete, Inc., 8.375% due 4/01/2014                              717,500
                                                                                                              -------------
                                                                                                                  2,991,093

Information     BB+       Ba2    2,450,000   Freescale Semiconductor, Inc., 4.38% due 7/15/2009 (b)(d)            2,492,875
Technology--    B+        B1     3,875,000   VUTEk Inc., Term, due 6/25/2010++++                                  3,865,313
1.9%                                                                                                          -------------
                                                                                                                  6,358,188

Leisure--5.1%   B-        B1     6,000,000   FelCor Lodging LP, 5.84% due 6/01/2011 (b)(d)                        6,030,000
                B+        Ba3      274,000   HMH Properties, Inc., 7.875% due 8/01/2008                             282,220
                B+        B1     5,050,000   Intrawest Corporation, 10.50% due 2/01/2010                          5,435,062
                                             Wyndham International, Inc.:++++
                NR*       NR*    4,861,796      Term 1, due 6/30/2006                                             4,763,549
                NR*       NR*      987,061      Term 2, due 4/01/2006                                               979,164
                                                                                                              -------------
                                                                                                                 17,489,995

Manufacturing-- B-        B3       275,000   Aearo Company, 8.25% due 4/15/2012                                     281,875
6.9%            B-        B3     3,000,000   Communications & Power Industries, Inc., 8% due 2/01/2012            3,022,500
                B-        B2     1,250,000   Da-Lite Screen Company, Inc., 9.50% due 5/15/2011 (b)                1,312,500
                B-        B3     2,000,000   EaglePicher Incorporated, 9.75% due 9/01/2013                        2,155,000
                BB-       Ba3    5,000,000   High Voltage Engineering Corporation, Term A, due 7/31/2006++++      4,975,000
                B+        Ba3    4,989,614   Invensys International Holdings Ltd., Term, due 8/26/2009++++        5,058,221
                B-        B3     2,825,000   Invensys plc, 9.875% due 3/15/2011(b)                                2,867,375
                B-        B3     3,500,000   MetoKote Corporation, Term, due 2/13/2011++++                        3,543,750
                B+        B3       300,000   NMHG Holding Company, 10% due 5/15/2009                                330,000
                                                                                                              -------------
                                                                                                                 23,546,221

Metals--Other-- B+        B1     5,500,000   Massey Energy Company, 6.95% due 3/01/2007                           5,775,000
1.7%

Packaging--     B+        B2     5,200,000   Anchor Glass Container Corporation, 11% due 2/15/2013                5,928,000
7.8%            CCC       B3     1,900,000   Consolidated Container Company LLC, 10.75%** due 6/15/2009 (b)       1,520,000
                B         B2     2,300,000   Crown Euro Holdings SA, 10.875% due 3/01/2013                        2,673,750
                BB-       B1     5,142,857   Owens-Illinois Inc., Term C, due 4/01/2008++++                       5,210,357
                B-        Caa2   3,300,000   Pliant Corporation 13% due 6/01/2010                                 3,036,000
                CCC+      Caa1   1,000,000   Radnor Holdings Corporation, 11% due 3/15/2010                         840,000
                B-        B2       650,000   Tekni-Plex, Inc., 8.75% due 11/15/2013 (b)                             624,000
                CCC+      Caa1   5,550,000   U.S. Can Corporation, 10.875% due 7/15/2010                          5,772,000
                B         B2       900,000   Wise Metals Group LLC, 10.25% due 5/15/2012 (b)                        904,500
                                                                                                              -------------
                                                                                                                 26,508,607

Paper--5.2%     BB        Ba2    3,275,000   Abitibi-Consolidated Inc., 5.02% due 6/15/2011 (b)(d)                3,340,500
                BB        Ba2    4,625,000   Bowater Incorporated, 4.52% due 3/15/2010 (d)                        4,601,875
                BB+       Ba2    4,325,000   Georgia-Pacific Corporation, 9.375% due 2/01/2013                    5,092,687
                B-        B3       625,000   Graphic Packaging International Inc., 9.50% due 8/15/2013              700,000
                                             SP Newsprint Co.:++++
                B+        B1       525,833      Tranche B, due 1/09/2010                                            533,064
                B+        B1       966,667      Tranche B L/C, due 1/09/2010                                        981,167
                B         B2       800,000   Stone Container Corporation, 8.375% due 7/01/2012                      880,000
                BB-       Ba3    1,500,000   Tembec Industries, Inc., 8.625% due 6/30/2009                        1,563,750
                                                                                                              -------------
                                                                                                                 17,693,043

Retail--0.3%    B+        B1       895,500   General Nutrition Center, Inc., Term B, due 12/05/2009++++             905,798



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Schedule of Investments (continued)

                S&P       Moody's    Face
Industry++      Ratings   Ratings  Amount    Corporate Debt Obligations                                            Value
Services--6.9%  BB        Ba3   $2,000,000   Allied Waste Industries, Inc., Tranche A--Credit Linked
                                             Deposit, due 1/15/2010++++                                       $   2,030,500
                                             Allied Waste North America, Inc.:
                BB-       Ba3      720,000      7.875% due 4/15/2013                                                759,600
                B+        B2     3,125,000      7.375% due 4/15/2014                                              3,035,156
                B         B1     1,600,000   Corrections Corporation of America, 9.875% due 5/01/2009             1,786,000
                B+        B1       995,000   FTD, Inc., Term, due 2/28/2011++++                                   1,004,950
                CCC       Caa2     250,000   Great Lakes Dredge & Dock Corporation, 7.75% due 12/15/2013            207,187
                NR*       NR*    3,200,000   IT Group Inc., 11.25% due 4/01/2009 (g)                                     32
                BB        Ba1    3,000,000   MSW Energy Holdings LLC, 8.50% due 9/01/2010                         3,270,000
                                             United Rentals, Inc.:++++
                BB        Ba3    1,662,500      Initial Term, due 2/14/2011                                       1,681,827
                NR*       NR*      333,333      Tranche B Term Link Deposit, due 2/14/2011                          338,472
                B+        B2     3,750,000   United Rentals North America, Inc., 7.75% due 11/15/2013 (b)         3,487,500
                B+        B1     3,990,000   Waste Services, Inc., Term B, due 3/31/2011++++                      3,885,263
                B-        B3     2,075,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                        2,043,875
                                                                                                              -------------
                                                                                                                 23,530,362

Telecommunica-  B-        B3     2,045,000   Cincinnati Bell Inc., 8.375% due 1/15/2014                           1,809,825
tions--5.9%     B+        B1     2,200,000   Consolidated Communications Acquisition of TXU, Inc., Term B,
                                             due 10/14/2011++++                                                   2,230,250
                B-        Caa1   5,550,000   FairPoint Communications, Inc., 12.50% due 5/01/2010                 5,938,500
                CCC       B3       500,000   Horizon PCS, Inc., 11.375% due 7/15/2012 (b)                           512,500
                B         B3     4,000,000   Qwest Communications International Inc., 5.211% due
                                             2/15/2009 (b)(d)                                                     3,720,000
                B         B1     3,500,000   Time Warner Telecom Holdings, Inc., 5.711% due 2/15/2011 (d)         3,412,500
                CCC+      B3     2,500,000   Time Warner Telecom, Inc., 9.75% due 7/15/2008                       2,425,000
                                                                                                              -------------
                                                                                                                 20,048,575

Transporta-     B+        B2     1,325,000   Laidlaw International, Inc., 10.75% due 6/15/2011                    1,510,500
tion--1.1%      B+        Ba3    2,197,059   North American Van Lines, Inc., Term, due 10/29/2010++++             2,218,344
                                                                                                              -------------
                                                                                                                  3,728,844

Utilities--     B-        B3     2,250,000   The AES Corporation, 8.50% due 11/01/2007                            2,300,625
9.1%            CCC+      Caa1   1,500,000   Calpine Canada Energy Finance ULC, 8.50% due 5/01/2008                 956,250
                                             Calpine Corporation:
                CCC+      Caa1   1,300,000      8.50% due 2/15/2011                                                 802,750
                B+        B1     3,960,000      Term B, due 7/15/2007++++                                         3,366,000
                D         NR*    1,000,000   Mirant Americas Generation LLC, 7.625% due 5/01/2006 (g)               832,500
                                             Mission Energy Holding Company:
                CCC       B3     5,300,000      13.50% due 7/15/2008                                              6,664,750
                NR*       NR*    4,000,000      Term, due 12/11/2006++++                                          4,020,000
                B+        B1     2,000,000   Northwest Pipeline Corporation, 6.625% due 12/01/2007                2,125,000
                                             Sierra Pacific Resources:
                NR*       B2     2,100,000      8.75% due 5/15/2005                                               2,152,500
                B-        B2     2,750,000      8.625% due 3/15/2014 (b)                                          2,887,500
                BB+       Ba1      792,000   TNP Enterprises, Inc., Term, due 12/31/2006++++                        806,850
                B+        Ba3    3,222,308   Teton Power Funding LLC, Term, due 3/12/2011++++                     3,254,531
                B+        B3       725,000   The Williams Companies, Inc., 8.625% due 6/01/2010                     841,000
                                                                                                              -------------
                                                                                                                 31,010,256

Wireless        CCC       Caa1   4,000,000   American Tower Systems Corporation, 9.375% due 2/01/2009             4,270,000
Communica-      B-        B2     2,985,000   Centennial Cellular, Term A, due 2/09/2011++++                       2,995,495
tions--6.6%     CCC       B3     5,000,000   Crown Castle International Corporation., 7.50% due 12/01/2013        5,000,000
                B-        B1     1,191,000   Dobson Cellular Systems, Inc., Term, due 3/31/2010++++               1,190,553
                B-        B2     1,000,000   Rural Cellular Corporation, 6.02% due 3/15/2010 (b)(d)               1,015,000
                CCC+      B2     3,123,077   SBA Senior Finance, Inc., Term B, due 10/31/2008++++                 3,150,891
                CCC+      B3     3,700,000   SpectraSite, Inc., 8.25% due 5/15/2010                               3,866,500
                CCC+      B2       800,000   US Unwired Inc., 5.791% due 6/15/2010 (d)                              812,000
                                                                                                              -------------
                                                                                                                 22,300,439

                                             Total Investments in Corporate Debt Obligations
                                             (Cost--$455,860,152)--134.2%                                       456,288,472


SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Schedule of Investments (continued)

                                   Shares
Industry++                           Held    Preferred Stocks                                                      Value
Cable--U.S.--0.0%                    2,500   Adelphia Communications Corporation (c)                          $      15,000

Diversified Media--1.1%            150,000   Newscorp Overseas Limited                                            3,754,500

                                             Total Investments in Preferred Stocks
                                             (Cost--$2,925,000)--1.1%                                             3,769,500



                                             Common Stocks
Cable--International--1.1%         323,90    Telewest Global, Inc. (c)                                            3,741,114

Consumer--Non-durables--0.0%         1,000   Galey & Lord, Inc. (c)                                                       0

Leisure--0.1%                       41,866   Lodgian, Inc. (c)                                                      436,244

Manufacturing--0.2%                 62,581   High Voltage Engineering Corporation (c)                               510,003

Telecommunications--0.1%            14,246   IDT Corporation (c)                                                    182,000
                                    17,811   IDT Corporation (Class B) (c)                                          267,699
                                                                                                              -------------
                                                                                                                    449,699

Wireless Communications--0.2%          126   Microcell Telecommunications Inc. (Class A) (c)                          2,961
                                    30,314   Microcell Telecommunications Inc. (Class B) (c)                        713,216
                                                                                                              -------------
                                                                                                                    716,177

                                             Total Investments in Common Stocks
                                             (Cost--$14,677,888)--1.7%                                            5,853,237



                                Beneficial
                                  Interest   Other Interests (f)
                               $ 4,130,972   Cambridge Industries, Inc. (Litigation Trust Certificates)              41,338
                                    10,284   MEDIQ Incorporated (Preferred Stock Escrow due 2/01/2006)                    0
                                    10,284   MEDIQ Incorporated (Preferred Stock Escrow due 4/01/2004)                    0
                                 2,750,000   WilTel Communications Group, Inc. (Litigation Trust Certificates)            0


                                             Total Investments in Other Interests
                                             (Cost--$0)--0.0%                                                        41,338



                                    Shares
                                      Held   Warrants (a)
Consumer--Non-durables--0.0%         5,262   Galey & Lord, Inc., Series A                                                 0
                                     5,538   Galey & Lord, Inc., Series B                                                 0
                                                                                                              -------------
                                                                                                                          0

Gaming--0.0%                        27,111   Peninsula Gaming Company, LLC                                          162,670

Paper--0.0%                          3,500   JSG Funding PLC                                                         35,000

Wireless Communications--0.1%          600   American Tower Escrow Corporation                                      111,000
                                     5,613   Microcell Telecommunications Inc.                                       48,436
                                     9,355   Microcell Telecommunications Inc.                                       75,047
                                                                                                              -------------
                                                                                                                    234,483

                                             Total Investments in Warrants
                                             (Cost--$2,422,075)--0.1%                                               432,153


SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Schedule of Investments (concluded)

                               Beneficial
                                 Interest    Short-Term Securities                                                 Value
                              $  4,332,776   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (e)      $   4,332,776

                                             Total Short-Term Securities
                                             (Cost--$4,332,776)--1.3%                                             4,332,776

                Total Investments (Cost--$480,217,891***)--138.4%                                               470,717,476
                Liabilities in Excess of Other Assets--(38.4%)                                                (130,646,465)
                                                                                                              -------------
                Net Assets--100.0%                                                                            $ 340,071,011
                                                                                                              =============

*Not Rated.

**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

***The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes, were as follows:

Aggregate cost                         $ 479,950,867
                                       =============
Gross unrealized appreciation          $  21,117,969
Gross unrealized depreciation           (30,351,360)
                                       -------------
Net unrealized depreciation            $ (9,233,391)
                                       =============


++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Breakdown is a percent of net assets.

++++Floating Rate Corporate Debt in which the Portfolio invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as London Interbank Offered Rate
("LIBOR"), (ii) the prime rate offered by one or more major U.S.
banks or (iii) the certificate of deposit rate. Corporate loans represent 50.5% of the Portfolio's net assets.

(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c)Non-income producing security.

(d)Floating rate note.

(e)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                           Net        Interest
Affiliate                                Activity      Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I            $(487,170)      $25,939


(f)Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(g)Non-income producing-issuer filed for bankruptcy or is in default of interest payments.

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Statement of Assets, Liabilities and Capital

As of August 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$475,885,115)                 $   466,384,700
           Investments in affiliated securities, at value (identified cost--$4,332,776)                           4,332,776
           Cash                                                                                                      57,038
           Receivables:
               Interest (including $150 from affiliates)                                  $     6,833,489
               Securities sold                                                                  3,619,886
               Principal paydowns                                                                  28,897        10,482,272
                                                                                          ---------------
           Deferred facility fees                                                                                     7,167
           Prepaid expenses                                                                                           2,955
                                                                                                            ---------------
           Total assets                                                                                         481,266,908
                                                                                                            ---------------

Liabilities

           Loans                                                                                                139,264,000
           Payables:
               Securities purchased                                                             1,294,124
               Dividends to shareholders                                                          218,607
               Interest on loans                                                                   50,119
               Investment adviser                                                                  13,129
               Commitment fees                                                                      4,152
               Other affiliates                                                                     2,926         1,583,057
                                                                                          ---------------
           Deferred income                                                                                           21,474
           Accrued expenses and other liabilities                                                                   327,366
                                                                                                            ---------------
           Total liabilities                                                                                    141,195,897
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   340,071,011
                                                                                                            ===============

Capital

           Common Stock, par value $.10 per share; 200,000,000 shares authorized
           (55,727,331 shares issued and outstanding)                                                       $     5,572,733
           Paid-in capital in excess of par                                                                     492,361,406
           Undistributed investment income--net                                           $     3,157,453
           Accumulated realized capital losses--net                                         (151,522,479)
           Unrealized depreciation--net                                                       (9,498,102)
                                                                                          ---------------
           Total accumulated losses--net                                                                      (157,863,128)
                                                                                                            ---------------
           Total capital--Equivalent to $6.10 net asset value per share of Common Stock
           (market price--$5.87)                                                                            $   340,071,011
                                                                                                            ===============

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Statement of Operations

For the Six Months Ended August 31, 2004
Investment Income

           Interest (including $25,939 from affiliates)                                                     $    18,329,923
           Dividends                                                                                                588,098
           Facility and other fees                                                                                   11,810
                                                                                                            ---------------
           Total income                                                                                          18,929,831
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     1,197,142
           Loan interest expense                                                                1,024,204
           Borrowing costs                                                                         85,303
           Accounting services                                                                     59,895
           Professional fees                                                                       55,633
           Transfer agent fees                                                                     35,904
           Printing and shareholder reports                                                        28,350
           Listing fees                                                                            22,192
           Directors' fees and expenses                                                            20,879
           Custodian fees                                                                          18,312
           Pricing services                                                                        10,293
           Other                                                                                   14,806
                                                                                          ---------------
           Total expenses                                                                                         2,572,913
                                                                                                            ---------------
           Investment income--net                                                                                16,356,918
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain on investments--net                                                                      7,286,319
           Change in unrealized depreciation on:
               Investments--net                                                               (8,401,199)
               Foreign currency transactions--net                                                      12       (8,401,187)
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                              (1,114,868)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    15,242,050
                                                                                                            ===============

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Statements of Changes in Net Assets
                                                                                           For the Six          For the
                                                                                          Months Ended         Year Ended
                                                                                           August 31,         February 29,
Increase (Decrease) in Net Assets:                                                             2004               2004
Operations

           Investment income--net                                                         $    16,356,918   $    34,591,358
           Realized gain (loss)--net                                                            7,286,319      (24,537,705)
           Change in unrealized depreciation--net                                             (8,401,187)        96,591,178
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                15,242,050       106,644,831
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Dividends to shareholders from investment income--net                             (15,378,708)      (35,624,986)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Value of shares issued to Common Stock shareholders in reinvestment
           of dividends                                                                           257,753         3,507,088
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from capital share transactions                   257,753         3,507,088
                                                                                          ---------------   ---------------

Net Assets

           Total increasein net assets                                                            121,095        74,526,933
           Beginning of period                                                                339,949,916       265,422,983
                                                                                          ---------------   ---------------
           End of period*                                                                 $   340,071,011   $   339,949,916
                                                                                          ===============   ===============
               *Undistributed investment income--net                                      $     3,157,453   $     2,179,243
                                                                                          ===============   ===============

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Statement of Cash Flows

For the Six Months Ended August 31, 2004
Cash Provided by Operating Activities

           Net increase in net assets resulting from operations                                             $    15,242,050
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Decrease in receivables                                                                              578,969
               Increase in other assets and deferred facility fees                                                  (3,633)
               Increase in other liabilities                                                                        184,238
               Realized and unrealized loss--net                                                                  1,114,868
               Amortization of premium and discount--net                                                          (605,971)
               Proceeds from sales and paydowns of long-term investments                                        169,805,443
               Purchases of long-term investments                                                             (178,938,840)
               Net proceeds from sales and maturities of short-term investments                                     487,170
                                                                                                            ---------------
           Net cash provided by operating activities                                                              7,864,294
                                                                                                            ===============

Cash Used for Financing Activities

           Cash receipts of borrowings                                                                          107,967,000
           Cash payments on borrowings                                                                        (101,000,000)
           Dividends paid to shareholders                                                                      (14,902,348)
                                                                                                            ---------------
           Net cash used for financing activities                                                               (7,935,348)
                                                                                                            ===============

Cash

           Net decrease in cash                                                                                    (71,054)
           Cash at beginning of period                                                                              128,092
                                                                                                            ---------------
           Cash at end of period                                                                            $        57,038
                                                                                                            ===============

Cash Flow Information

           Cash paid for interest                                                                           $       996,538
                                                                                                            ===============

Non-Cash Financing Activities

           Capital shares issued on reinvestment of dividends paid to shareholders                          $       257,753
                                                                                                            ===============

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Financial Highlights

The following per share data and ratios have been derived   For the Six     For the
from information provided in the financial statements.      Months Ended   Year Ended           For the Year Ended
                                                             August 31,   February 29,             February 28,
Increase (Decrease) in Net Asset Value:                         2004          2004        2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     6.10   $     4.82   $     5.40   $     6.63   $     7.54
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .29          .62          .63          .70          .82
           Realized and unrealized gain (loss)--net               (.01)         1.30        (.59)       (1.22)        (.89)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .28         1.92          .04        (.52)        (.07)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.28)        (.64)        (.62)        (.71)        (.84)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     6.10   $     6.10   $     4.82   $     5.40   $     6.63
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of period             $     5.87   $     6.11   $     5.45   $     5.89   $     6.64
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                   4.84%++       41.49%        1.18%      (8.03%)         .28%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on market price per share                       .72%++       25.34%        4.88%         .16%       15.39%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, excluding interest expense                   .65%*         .90%         .97%         .95%         .90%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                              1.07%*        1.42%        1.78%        2.46%        3.59%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                6.83%*       11.23%       12.75%       11.83%       11.92%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Amount of borrowings (in thousands)               $  139,264   $  132,297   $  104,600   $  127,600   $  141,200
                                                             ==========   ==========   ==========   ==========   ==========
           Average amount of borrowings outstanding
           during the period (in thousands)                  $  137,454   $  112,037   $  110,348   $  128,203   $  146,163
                                                             ==========   ==========   ==========   ==========   ==========
           Average amount of borrowings outstanding per
           share during the period                           $     2.47   $     2.02   $     2.02   $     2.37   $     2.71
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  340,071   $  339,950   $  265,423   $  293,988   $  357,345
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    35.41%       63.78%       74.70%       47.93%       30.15%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Aggregate total investment return.

See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations of companies, including Corporate Loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in Corporate Loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans are valued in accordance with guidelines established by the Fund's Board of Directors. Corporate Loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Corporate Loans for which no reliable price quotes are available, such Corporate Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a Corporate Loan, the Investment Adviser will value the Corporate Loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price.
The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004



Notes to Financial Statements (continued)


(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended August 31, 2004, the Fund reimbursed FAM
$3,586 for certain accounting services.

In addition, MLPF&S received $1,250 in commissions on the execution of Portfolio security transactions for the Portfolio for the six months ended August 31, 2004.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 2004 were $174,485,311 and $164,832,346, respectively.


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended August 31, 2004 and for the year ended February 28, 2003 increased by 42,393 and 614,404, respectively, as a result of dividend reinvestment.


5. Unfunded Corporate Loans:
As of August 31, 2004, the Fund had unfunded loan commitments of $1,343,590, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                            Unfunded
                                          Commitment
Borrower                              (in thousands)

SP Newsprint                                    $967
SBA Communications                              $377



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004



Notes to Financial Statements (concluded)


6. Short-Term Borrowings:
On May 26, 2004, the Fund renewed its $151,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and the latest three-week moving average of secondary market morning offering rates in the U.S. for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest derived from the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial notes. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The Fund also pays additional borrowing costs which includes a commitment fee for this facility at an annual rate of .10% and a program fee of .24% on the borrowings outstanding.

For the six months ended August 31, 2004, the average amount borrowed was approximately $137,454,000 and the daily weighted average interest rate was 1.48%.


7. Capital Loss Carryforward:
On February 29, 2004, the Fund had a capital loss carryforward of $151,440,900 of which $733,844 expires in 2005; $4,282,847 expires in 2007; $12,755,214 expires in 2008; $25,658,795 expires in 2009;
$54,958,583 expires in 2010; $30,706,546 expires in 2011 and
$22,345,071 expires in 2012. This amount will be available to offset like amounts on any future taxable gains.


8. Subsequent Event:
The Portfolio paid an ordinary income dividend in the amount of $.045000 per share on September 30, 2004 to shareholders of record on September 14, 2004.



Proxy Results

During the six-month period ended August 31, 2004, Senior High
Income Portfolio, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on
August 25, 2004. A description of the proposal and number of shares voted are as follows:
                                                                            Shares Voted   Shares Withheld
                                                                                For          From Voting
1. To elect the Portfolio's Board of Directors:   Terry K. Glenn             53,331,253       1,108,032
                                                  Ronald W. Forbes           53,348,369       1,090,916
                                                  Cynthia A. Montgomery      53,326,648       1,112,637
                                                  Kevin A. Ryan              53,290,759       1,148,526
                                                  Roscoe S. Suddarth         53,296,600       1,142,685
                                                  Richard R. West            53,307,610       1,131,675
                                                  Edward D. Zinbarg          53,304,264       1,135,021



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10286



NYSE Symbol
ARK



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



SENIOR HIGH INCOME PORTFOLIO, INC., AUGUST 31, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Senior High Income Portfolio, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Senior High Income Portfolio, Inc.


Date: October 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Senior High Income Portfolio, Inc.


Date: October 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Senior High Income Portfolio, Inc.


Date: October 18, 2004